EXHIBIT 32(a)



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the annual report of DUSA Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, D. Geoffrey Shulman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 16, 2004                 /s/ D. Geoffrey Shulman
                                     ---------------------------------------
                                     D. Geoffrey Shulman
                                     President  and  Chief  Executive  Officer
                                     (principal executive officer)



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.